Exhibit 4.2

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Third Amended and Restated Investor Rights Agreement (“Agreement”) dated as of August 30, 2004, by and among (i) Coley Pharmaceutical Group, Inc., a Delaware corporation (the “Company”), (ii) the holders of the Existing Preferred Stock (as defined below) as listed on the attached Exhibit A (the “Existing Investors”), (iii) the holders of Series F Preferred Stock (as defined below) as listed on the attached Exhibit B (the “Series F Investors”), (iv) the holders of Series G Preferred Stock (as defined below) as listed on the attached Exhibit C (the “Series G Investors” and together with the Existing Investors, the Series F Investors and any other person who shall after the date hereof join in and become a party to this Agreement by executing and delivering to the Company a counterpart signature page to this Agreement in the form attached hereto as Exhibit D, collectively, the “Investors,” and each individually, an “Investor”), and (v) the holders of Founder Stock (as defined below) as listed on the attached Exhibit E (the “Common Stockholders”).

WHEREAS, the Company, the Common Stockholders, the Existing Investors and the Series F Investors are parties to the Second Amended and Restated Investor Rights Agreement dated as of September 24, 2003 (the “Prior Investor Rights Agreement”);

WHEREAS, the Common Stockholders own shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), and certain of the Investors own shares of the Company’s Series A Convertible Preferred Stock, $.01 par value per share (the “Series A Preferred Stock”), the Company’s Series B Convertible Preferred Stock, $.01 par value per share (the “Series B Preferred Stock”), the Company’s Series C Convertible Preferred Stock, $.01 par value per share (the “Series C Preferred Stock”), the Company’s Series D Convertible Preferred Stock, $.01 par value per share (the “Series D Preferred Stock”) and/or the Company’s Series E Convertible Preferred Stock, $.01 par value per share (the “Series E Preferred Stock” and collectively with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the “Existing Preferred Stock”);

WHEREAS, the Series F Investors own shares of the Company’s Series F Convertible Preferred Stock, $.01 par value per share (the “Series F Preferred Stock”);

WHEREAS, the Series G Investors wish to purchase up to an aggregate of 20,718,569 shares of the Company’s Series G Convertible Preferred Stock, $.01 par value per share (the “Series G Preferred Stock”) pursuant to the terms of the Purchase Agreement (as defined below);

WHEREAS, the undersigned parties hereto (other than the Corporation) represent (i) the holders of at least a majority of the then outstanding shares of Preferred Stock calculated on an as-converted basis and (ii) the holders of at least a majority of the then issued and outstanding shares of Series F Preferred Stock and, as such, have the right, power and authority pursuant to Section 5.8 of the Prior Investor Rights Agreement to execute and deliver this Agreement and to amend and restate the Prior Investor Rights Agreement in the manner provided in this Agreement; and

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WHEREAS, it is a condition to the obligations of the Series G Investors under the Purchase Agreement that the undersigned parties hereto enter into this Agreement and that the terms and conditions of the Prior Investor Rights Agreement be amended and restated as set forth in this Agreement and that the Prior Investor Rights Agreement thereafter be terminated in its entirety and be of no further force or effect;

NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, and the parties’ desire to further the interests of the Company and its present and future stockholders the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. Unless otherwise defined in this Agreement, or unless otherwise inconsistent herewith, capitalized terms used in this Agreement that are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement, and the rules of construction and documentary convention set forth in the Purchase Agreement shall apply to this Agreement.

1.2. Additional Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Conversion Stock” shall mean Common Stock issued or issuable upon conversion of the Preferred Stock.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Existing Investors” means the Investors holding shares of the Company’s Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock and the shares of Common Stock issued or issuable upon conversion thereof.

“Founder Restricted Stock” shall mean all Founder Stock owned by the Common Stockholders or hereafter acquired by the Common Stockholders except that Founder Restricted Stock shall exclude Common Stock (a) which has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) which has been publicly sold pursuant to Rule 144 under the Securities Act.

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“Founder Stock” means (i) an aggregate of 2,716,000 shares of Common Stock held beneficially and of record by Arthur M. Krieg on the date of this Agreement, including any shares transferred to (A) Dr. Heather I. Davis, upon exercise of an Option Agreement, dated December 22, 1998, between Krieg and Davis with respect to 96,500 of such shares, (B) Peer M. Schatz upon exercise of an Option Agreement, dated January 31, 1997, between Krieg and Schatz with respect to 83,000 of such shares, (C) Dr. Metin Colpan upon exercise of an Option Agreement, dated January 31, 1997, between Krieg and Colpan with respect to 83,000 of such shares, (D) Dr. Joachim Schorr upon exercise of Option Agreements, dated January 31, 1997 and December 22, 1998, between Krieg and Schorr with respect to 143,500 of such shares, (ii) 13,500 shares of Common Stock held beneficially and of record by Helmut Schühsler on the date of this Agreement, (iii) 4,500 shares of Common Stock held beneficially and of record by Friedrich Bornikoel on the date of this Agreement; (iv) 4,500 shares of Common Stock held beneficially and of record by John DiBello on the date of this Agreement; (v) 4,500 shares of Common Stock held beneficially and of record by Bernd Siebel on the date of this Agreement; and (vi) 3,000 shares of Common Stock held beneficially and of record by Gert Caspritz on the date of this Agreement.

“Initial Public Offering” shall mean a firm commitment underwritten public offering of equity securities of the Company pursuant to an effective registration statement filed under the Securities Act.

“Person” shall be construed broadly, and shall include any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, unincorporated organization or governmental entity (or any agency or subdivision thereof).

“Preferred Stock” shall mean the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

“Purchase Agreement” means the Securities Purchase Agreement entered into by the Corporation and the Series G Investors dated as of the date hereof relating to the purchase by the Series G Investors of shares of Series G Preferred Stock of the Corporation.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.3, 2.4 or 2.5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state or provincial securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock and Founder Restricted Stock, as applicable, but excluding any Selling Expenses.

“Restricted Stock” shall mean all Common Stock and Conversion Stock owned by the Investors or hereafter acquired by the Investors, except that Restricted Stock shall exclude

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Common Stock or Conversion Stock (a) which has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; (b) which has been publicly sold pursuant to Rule 144 under the Securities Act; or (c) which has been transferred in any manner to any Person who is not a permitted assignee or transferee under Section 2.11. For clarity and avoidance of doubt, unless otherwise expressly specified in this Agreement, “Restricted Stock” shall be deemed to not include “Founder Restricted Stock”.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and Founder Restricted Stock, as applicable.

“Series F Conversion Stock” shall mean Common Stock issued or issuable upon conversion of the Series F Preferred Stock.

“Series F Restricted Stock” shall mean all Common Stock or Series F Conversion Stock owned by the Investors or hereafter acquired by the Investors, except that Series F Restricted Stock shall exclude Common Stock or Series F Conversion Stock (a) which has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) which has been publicly sold pursuant to Rule 144 under the Securities Act.

“Senior Conversion Stock” shall mean Common Stock issued or issuable upon conversion of the Series F Preferred Stock or Series G Preferred Stock.

“Senior Restricted Stock” shall mean all Common Stock or Senior Conversion Stock owned by the Investors or hereafter acquired by the Investors, except that Senior Restricted Stock shall exclude Common Stock or Senior Conversion Stock (a) which has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) which has been publicly sold pursuant to Rule 144 under the Securities Act.

“Stockholders Agreement” shall mean that certain Amended and Restated Stockholders Agreement of even date herewith by and among the Company and the parties thereto, as may be amended from time to time.

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ARTICLE II

TRANSFERS OF STOCK AND REGISTRATION RIGHTS

2.1 Restrictive Legend. Each certificate representing Founder Stock, Preferred Stock or Conversion Stock shall, except as otherwise provided in this Section 2.1 or in Section 2.2, be stamped or otherwise imprinted with a legend substantially in the following form:

(a) If the Common Stockholder or Investor holding such shares is a U.S. Person or an accredited investor within the meaning of Rule 501 under the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS AND DESIGNATIONS, AND THE RELATIVE PREFERENCES AND RIGHTS, OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE RELATIVE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, AS FURTHER AMENDED FROM TIME TO TIME, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

(b) If the Series F Investor or Series G Investor holding such shares is not a U.S. Person and is not an accredited investor within the meaning of Rule 501 under the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED,

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PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT THE SECURITIES ARE BEING SOLD OUTSIDE OF THE UNITED STATES TO NON-UNITED STATES RESIDENTS IN COMPLIANCE WITH REGULATION S OF SUCH ACT OR OTHERWISE PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION AND THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES ARE PROHIBITED UNLESS IN COMPLIANCE WITH SUCH ACT.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS AND DESIGNATIONS, AND THE RELATIVE PREFERENCES AND RIGHTS, OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE RELATIVE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, AS FURTHER AMENDED FROM TIME TO TIME, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

A certificate shall not bear such legends if in the opinion of counsel satisfactory to the Company (it being agreed that an opinion of Testa, Hurwitz & Thibeault, LLP or Foley Hoag LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

2.2 Notice of Proposed Transfer. Prior to any proposed transfer by any Person of any Preferred Stock or Conversion Stock (other than under the circumstances described in Sections 2.3, 2.4 or 2.5), the holder thereof shall give written notice to the Company of his, her or its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by a written opinion of counsel satisfactory to the Company (it being agreed that an opinion of Testa, Hurwitz & Thibeault, LLP or Foley Hoag LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled under the securities laws to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that

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is a partnership), one or more members of the transferor (in the case of a transferor that is a limited liability corporation) or to an affiliated corporation (in the case of a transferor that is a corporation); and provided further, however, that any such transfer must be in accordance with the Stockholders Agreement. Each certificate for Preferred Stock or Conversion Stock transferred as above provided shall bear the legend set forth in Section 2.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the written opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 2.2 shall not apply to securities which are not required to bear the legend prescribed by Section 2.1 in accordance with the provisions of Section 2.1.

2.3 Required Registration. (a) At any time after the earlier of the Company’s Initial Public Offering or August 19, 2006 (but not within 180 days of the effective date of any registration statement for the Company’s Initial Public Offering), Investors who in the aggregate hold at least 33% of the total Series F Restricted Stock then outstanding may by written notice to the Company request the Company to register under the Securities Act all or any portion of the Series F Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that either (i) the registration statement pursuant to this Section 2.3(a) involves at least 25% of the Series F Restricted Stock then outstanding or (ii) the reasonably anticipated aggregate price to the public for such Series F Restricted Stock would exceed $5,000,000. For purposes of this Section 2.3, the term “Series F Restricted Stock” shall be deemed to include the number of shares of Series F Restricted Stock which would be issuable to a holder of Series F Preferred Stock upon conversion of all Series F Preferred Stock; provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be Common Stock; and provided further, however, that, in any underwritten public offering contemplated by this Section 2.3, the holders of Series F Preferred Stock shall be entitled to sell such shares of Series F Preferred Stock to the underwriters (with the underwriters’ approval) for conversion and sale of the Common Stock issued upon conversion thereof.

(b) Following receipt of a notice under Section 2.3(a), the Company shall immediately notify all Investors holding Restricted Stock from whom notice has not been received. Such Investors shall have the right, by giving written notice to the Company within 30 days after the Company provides such notice, to elect to have included in such registration the number of shares of Restricted Stock as such Investors may request, subject in the case of an underwritten offering to the terms of Section 2.3(c). The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in any notice from requesting holders, the number of shares of Series F Restricted Stock specified in such notice and the number of shares of Restricted Stock specified in all notices received by the Company from other holders of Restricted Stock within 30 days after the giving of such notice by the Company. If such method of disposition shall be an underwritten public offering, the holders of at least a majority of the shares of Series F Restricted Stock held by the Investors to be sold in such offering may designate the managing underwriter of such offering, subject to the Company’s approval, which shall not be unreasonably withheld. In the event that

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any registration pursuant to this Section 2.3 shall be, in whole or in part, an underwritten public offering of Common Stock, and the underwriters advise the Investors that marketing factors require a limitation of the number of shares of Restricted Stock to be underwritten, the underwriters shall allocate the number of shares of Restricted Stock requested to be registered by each of the Investors thereof as follows: (i) first, to the Investors holding Series F Restricted Stock that have elected to participate in such offering, pro rata according to the number of shares of Series F Restricted Stock requested to be registered; (ii) next, to the Investors holding other shares of Senior Restricted Stock that have elected to participate in such offering, pro rata according to the number of shares of Senior Restricted Stock requested to be registered; and (iii) thereafter, to the Existing Investors holding Restricted Stock that have elected to participate in such offering, pro rata according to the number of shares of Restricted Stock requested to be registered. The Company shall be obligated to register, pursuant to this Section 2.3, Series F Restricted Stock on two (2) occasions only (except for registration on Form S-3 or any equivalent successor form); provided, however, that, in each case, such obligation shall be deemed satisfied only when a registration statement covering all shares of Series F Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

(c) In any registration statement requested pursuant to this Section 2.3, the Company shall be entitled to include, for sale in accordance with the method of disposition specified by the requesting holders, Common Stock to be sold by the Company for its own account. If such method of disposition shall be an underwritten public offering and in the opinion of the managing underwriter such inclusion would adversely affect the marketing of the Restricted Stock to be sold, then the Company at its option may (i) reduce the number of shares of Common Stock to be sold by the Company for its own account to that number which, in the opinion of the managing underwriter, would not adversely affect the marketing of the Restricted Stock requested to be sold, or (ii) reduce (pro rata among the requesting holders based on the number of shares of Restricted Stock owned by such holders in accordance with subsection (b) above) the number of shares of Restricted Stock to be sold to that number which, in the opinion of the managing underwriter, would not adversely affect the marketing of the Common Stock desired to be sold by the Company for its own account. In the event that the Company selects option (ii), then the registration statement shall not count as a registration of Senior Restricted Stock pursuant to Section 2.3(b) above. Except for registration statements on Form S-4 or Form S-8, or any successor thereto, or as provided in Section 2.3(b), the Company shall not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other security holders of the Company, from the date of receipt of a notice from requesting holders pursuant to this Section 2.3 until the completion of the period of distribution contemplated by such offering.

2.4 Incidental Registration. If the Company at any time (other than pursuant to Section 2.3 or Section 2.5 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock and Founder Restricted Stock, as applicable, for

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sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock and Founder Restricted Stock of its intention to do so. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of such holder’s Restricted Stock or Founder Restricted Stock, as applicable, the Company will use its best efforts to cause the shares of Restricted Stock and Founder Restricted Stock, as applicable, as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Restricted Stock and Founder Restricted Stock, as applicable, so registered. In the event that any registration pursuant to this Section 2.4 shall be, in whole or in part, an underwritten public offering of Common Stock, and the underwriters advise the Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and its underwriters shall allocate the number of shares of Restricted Stock and Founder Restricted Stock, as applicable, requested to be registered by each of the holders thereof as follows: (i) first, to the holders of Senior Restricted Stock that have elected to participate in such offering, pro rata according to the number of shares of Senior Restricted Stock requested to be registered; (ii) second, to the Existing Investors holding shares of Restricted Stock that have elected to participate in such offering, pro rata according to the number of shares of Restricted Stock requested to be registered; and (iii) thereafter, to the holders of Founder Restricted Stock that have elected to participate in such offering, pro rata according to the number of shares of Founder Restricted Stock requested to be registered; provided, however, that such number of shares of Senior Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock pursuant to a demand registration initiated by the holders of the Senior Restricted Stock under Section 2.3, and provided, further, however, that in no event may less than twenty-five percent (25%) of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Senior Restricted Stock unless the managing underwriter shall in good faith advise the holders proposing to distribute their securities through such underwriting that such level of participation would, in its opinion, materially adversely effect the offering price or its ability to complete the offering and shall specify the number of shares of Senior Restricted Stock which, in its opinion, can be included in the registration and underwriting without such an effect.

For purposes of this Section 2.4 and Section 2.5, the term “Restricted Stock” shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Stock upon conversion of all Preferred Stock; provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be Common Stock; and provided further, however, that, in any underwritten public offering contemplated by this Section 2.4 or Section 2.5, the holders of Preferred Stock shall be entitled to sell such Preferred Stock to the underwriters (with the underwriters’ approval) for conversion and sale of the Common Stock issued upon conversion thereof.

2.5 Registration on Form S-3. If at any time (i) one or more Investors who in the aggregate hold at least 10% of the total Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successors thereto for a public offering

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of all or any portion of the Restricted Stock held by such requesting holder or holders, the reasonable anticipated aggregate price to the public which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successors thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 2.5 to use its best efforts to effect the registration of such Restricted Stock, each of the procedures and requirements of Section 2.3 (including but not limited to the requirement that the Company notify all holders of, in this case, Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 2.5 and provided further, however, that the requirements contained in the first sentence of Section 2.3(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 2.5. Notwithstanding anything to the contrary in this Section 2.5, the Company shall not be required to effect more than two registrations pursuant to this Section 2.5 in any twelve month period.

2.6 Registration Procedures. If and whenever the Company is required by the provisions of Sections 2.3, 2.4 or 2.5 to use its best efforts to effect the registration of any Senior Restricted Stock, Restricted Stock or Founder Restricted Stock, as applicable, under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock or Founder Restricted Stock, as applicable, covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock and Founder Restricted Stock, as applicable, covered by such registration statement;

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(d) use its best efforts to register or qualify the Restricted Stock and Founder Restricted Stock, as applicable, covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to list the Restricted Stock and Founder Restricted Stock, as applicable, covered by such registration statement with any securities exchange or over-the-counter market on which the Common Stock of the Company are then listed or quoted, as the case may be;

(f) provide a transfer agent and registrar for all such Restricted Stock and Founder Restricted Stock, as applicable, not later than the effective date of such registration statement;

(g) immediately notify each seller and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h) if the offering is underwritten and at the request of any seller, use its best efforts to furnish on the date that such Restricted Stock or Founder Restricted Stock, as applicable, is delivered to the underwriters for sale pursuant to such registration: (i) an opinion, dated as of such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, in form and substance customary for an underwritten public offering and reasonably satisfactory to counsel to such underwriters and to such seller; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(i) make available for inspection upon reasonable prior written notice and during normal business hours, by each selling holder of Restricted Stock and Founder Restricted Stock, as applicable, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or

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underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) advise each selling holder of Restricted Stock and Founder Restricted Stock, as applicable, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(k) cooperate with each selling holder of Restricted Stock and Founder Restricted Stock, as applicable, and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock and Founder Restricted Stock, as applicable, to be sold, such certificates to be in such denominations and registered in such names as such selling holder or the managing underwriters may request at least two (2) business days prior to any sale of Restricted Stock and Founder Restricted Stock, as applicable; and

(l) permit any holder of Restricted Stock and Founder Restricted Stock, as applicable, which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Company and its counsel after consultation with such holder.

For purposes of Sections 2.6(a) and 2.6(b) and of Section 2.3(c), the period of distribution of Senior Restricted Stock, Restricted Stock or Founder Restricted Stock, as applicable, in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Senior Restricted Stock, Restricted Stock or Founder Restricted Stock, as applicable, in any other registration shall be deemed to extend until earlier of the sale of all Senior Restricted Stock, Restricted Stock or Founder Restricted Stock, as applicable, covered thereby and 120 days after the effective date thereof.

In connection with each registration hereunder, the selling holders of Restricted Stock and Founder Restricted Stock, as applicable, will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably requested by the Company and its counsel as shall be necessary in order to assure compliance with federal and applicable state securities laws and facilitate the preparation of the registration statement.

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2.7 Expenses. The Company will pay all Registration Expenses in connection with each registration statement under Sections 2.3, 2.4 or 2.5; provided that, if a registration statement under Section 2.3(a) is withdrawn solely at the request of the holders of Senior Restricted Stock holding a majority of the shares requested to be so registered and if such holders of Senior Restricted Stock elect not to have such registration counted as a demand registration under Section 2.3(a), such holders of Senior Restricted Stock who requested such registration shall pay the Registration Expenses of such registration pro rata in accordance with the number of shares of Senior Restricted Stock held by them provided, that such registration statement is not withdrawn as a result of factors affecting the Company or the marketability of its securities. All Selling Expenses in connection with each registration statement under Sections 2.3, 2.4 or 2.5 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (to the extent the Company shall be a seller) as they may agree.

2.8 Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, to the extent permitted by law, the Company will indemnify and hold harmless each seller thereunder, each underwriter of such Restricted Stock thereunder and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (A) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling Person in writing specifically for use in such registration statement or prospectus or (B) in the case of a sale directly by such holder of Restricted Stock (including a sale of such Restricted Stock through any underwriter retained by such holder of Restricted Stock to engage in a distribution solely on behalf of such holder of Restricted Stock), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Restricted Stock or such underwriter on a timely basis, and such holder of Restricted Stock failed to deliver a copy of the final or amended prospectus at or prior to the conformation of the sale of the Restricted Stock to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

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(b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, to the extent permitted by law, each seller thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus and; provided further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event exceed the net proceeds received by such seller from the sale of covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 2.8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 2.8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party

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and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is provided under this Section 2.8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company shall be responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person or entity who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 2.8 only, the term “Restricted Stock” shall be deemed to include “Founder Restricted Stock”, as applicable.

2.9 Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock and Founder Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

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(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Restricted Stock and Founder Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock or Founder Restricted Stock without registration.

2.11 Transferability of Registration Rights. For all purposes of this Agreement, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of (a) any assignee or transferee of Restricted Stock who acquires at least 25% of the shares of Restricted Stock held by any such Person on or before the date hereof and who is not a competitor of the Company (as determined by the Board of Directors of the Company), or (b) any general or limited partner, member, stockholder, officer or director of any holder of Restricted Stock or their affiliates, including, but not limited to, their immediate family, irrevocable trusts for estate planning purposes and personal representatives; provided, however, that with respect to any transfer pursuant to clauses (a) or (b) of this Section 2.11, the transfer or assignor delivers notice of such transfer or assignment and such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement.

2.12 Suspension of Registration Obligation. Notwithstanding the provisions of Section 2.6, the Company’s obligation to file a registration statement, or to cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors of the Company, should not be disclosed.

2.13 No Third Party Registration Rights. Other than as set forth herein, the Company represents and warrants that there are no holders of its capital stock entitled to registration rights, and agrees that it shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

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ARTICLE III

COVENANTS OF THE COMPANY

3.1 Financial Statements, Reports, Etc. The Company shall, and shall cause each of its subsidiaries to, prepare its financial information in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”). The Company shall furnish to each Investor:

(a) within 120 days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by a firm of independent public accountants of recognized United States national standing selected by the Board of Directors of the Company; and

(b) within 45 days after the end of each quarter in each fiscal year (other than the last fiscal quarter in each fiscal year) a consolidated balance sheet of the Company and its subsidiaries and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with GAAP and certified by the chief financial officer of the Company, such consolidated balance sheet to be as of the end of such quarter and such consolidated statements of income, stockholders’ equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, respectively, in each case with comparison to budget and comparative statements for the prior fiscal year.

The Company’s obligations under this Section 3.1 shall terminate upon the completion of an Initial Public Offering of the Company’s Common Stock pursuant to an effective registration statement filed by the Company under the Securities Act.

3.2 Payment of Taxes. The Company shall, and shall cause each of its subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or its subsidiaries or upon the income, profits or properties of the Company and its subsidiaries; and (b) all material liabilities of the Company and its subsidiaries; provided, that the Company and its subsidiaries shall not be required to pay or discharge or cause to be paid or discharged any such tax assessment, liability, or charge, whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with GAAP.

3.3 Reserve for Conversion Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Preferred Stock and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Stock from time to time outstanding or otherwise to comply with the

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terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Stock or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Stock.

3.4 Corporate Existence. The Company shall maintain and cause each of its subsidiaries to maintain their respective corporate existence, rights and franchises in full force and effect, and qualify and remain qualified, and cause each of its subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties. The Company shall secure, preserve and maintain, and cause each subsidiary to secure, preserve and maintain, all licenses and other rights to use intellectual property rights owned or possessed by it and deemed by the Company to be necessary to the conduct of its business and the businesses of its subsidiaries, taken as a whole.

3.5 Properties, Business, Insurance. The Company shall obtain and maintain and cause each of its subsidiaries to obtain and maintain as to their respective properties and business, with insurance companies reasonably believed by the Company to be financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall have obtained from a reputable insurance company directors’ and officers’ liability insurance in an amount of not less than $5,000,000 as of the date of this Agreement and shall thereafter maintain such insurance policy in full force and effect.

3.6 Inspection, Consultation and Advice. The Company shall, and cause each of its subsidiaries to, permit each Investor and its representatives, at such Investor’s expense, as the case may be, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Investor, as the case may be, and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

3.7 Restrictive Agreements Prohibited. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company’s performance of any of the Financing Documents or the Charter (as such terms are defined in the Purchase Agreement).

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3.8 Transactions with Affiliates. Except for transactions contemplated by this Agreement, the Purchase Agreement, the other Financing Documents or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries, if any, shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, if any, member of the family of any such Person, or any corporation, partnership, trust or other entity in which any such Person, or member of the family of any such Person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on commercially reasonable and customary terms related to such Person’s employment.

3.9 Expenses of Directors. The Company shall promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any Committee thereof.

3.10 Use of Proceeds. The Company shall use the proceeds from the sale of the Series G Preferred Stock pursuant to the Purchase Agreement for general working capital and other corporate purposes.

3.11 Performance of Contracts. The Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any of the Employee Nondisclosure Developments and Noncompetition Agreements entered into with Key Employees (as defined in the Purchase Agreement) without the consent of the Board of Directors (which consent shall include the Series F Directors (as defined in the Stockholders Agreement)).

3.12 Option Plans; Vesting of Reserved Employee Stock. Any new stock option plan adopted by the Company shall be approved by the Board of Directors, which approval shall include the Series F Directors. Unless otherwise approved by the Compensation Committee of the Board of Directors, any new options granted or new grants of shares to employees and officers of the Company pursuant to such plan or any other stock option plan or stock purchase agreement of the Company in effect from time to time shall vest (A) with respect to twenty-five percent (25%) of the shares subject to such grant or purchase, one (1) year after the date of such grant or purchase and (B) with respect to the remaining shares subject to such grant or purchase, on a monthly basis over a period of three (3) years thereafter. Any options granted or shares issued to directors and consultants of the Company pursuant to such plan or any other stock option plan or stock purchase agreement of the Company in effect from time to time shall vest in accordance with the resolutions adopted by the Compensation Committee of the Board approving the grant or issuance of such options or shares. The Company will require, as a condition of any grant, that (i) such grant be in accordance with the form of option agreement approved by the Board of Directors and (ii) any optionee who, after the grant of options being contemplated, will hold options to purchase Common Stock in an amount in excess of an aggregate of 1% of the outstanding Common Stock of the Company (calculated on fully-diluted basis), shall execute and deliver an Instrument of Adherence to the Stockholders Agreement.

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3.13 Employee Agreements. The Company shall cause each person who becomes a consultant or employee of the Company or its subsidiaries subsequent to the date hereof, and who shall have or be proposed to have access to confidential or proprietary information of such company, upon the commencement of such person’s employment by such company, to execute an agreement relating to matters of non-disclosure of confidential and proprietary information and assignment of patents, inventions and other intellectual property rights in form and substance satisfactory to the Board of Directors. The Company shall use its best efforts to enforce, and to cause its subsidiaries to enforce, each such agreement, unless the Board of Directors shall determine otherwise, which shall include the affirmative consent of the Series F Directors.

3.14 Notice of Litigation and Defaults. Promptly after the occurrence thereof, the Company shall notify each Investor of (a) the initiation of any action, suit, proceeding, or governmental inquiry against the Company or any subsidiary involving a claim for more than $100,000 or for injunctive relief; (b) any default by the Company under any of the Financing Documents; and (c) any default by the Company under any agreement for borrowed money in excess of $100,000 or any other material agreement of any kind. In each case such notice shall be delivered together with a reasonably detailed description of the action taken or proposed to be taken by the Company with respect thereto.

3.15 Activities of Subsidiaries. Unless approved by a majority of the Board of Directors, including the affirmative vote of the Series F Directors, the Company will not organize or acquire any entity that is a subsidiary unless such subsidiary is wholly owned (directly or indirectly) by the Company. Unless approved by a majority of the Board of Directors, including the affirmative vote of the Series F Directors, the Company shall not sell or otherwise transfer any capital shares of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital shares or the capital shares of any subsidiary, except to the Company or another subsidiary. Unless approved by a majority of the Board of Directors, including the affirmative vote of the Series F Directors, the Company shall not permit any subsidiary to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any of its shares, except for dividends or other distributions payable to the Company or another subsidiary.

3.16 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders of any federal, provincial, state, municipal or other government department, commission, board, bureau, agency or instrumentality, domestic or foreign in respect of the conduct of its businesses and the ownership of its properties, except such as are being contested in good faith and except for such noncompliances as will not in the aggregate have a material adverse effect.

3.17 Maintenance of Properties. The Company shall maintain and preserve, and cause each subsidiary to maintain and preserve, all of its properties and assets, necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

3.18 Compliance with ERISA. The Company shall comply, and cause each subsidiary to comply, with all minimum funding requirements applicable to any pension, employee benefit

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plans or employee contribution plans which are subject to Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to the Internal Revenue Code of 1986, as amended (the “Code”) or any similar foreign laws, and comply, and cause each subsidiary to comply, in all other material respects with the provisions of ERISA and the Code and any similar foreign laws, and the rules and regulations thereunder, which are applicable to any such plan. The Company shall not permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA or any similar foreign laws to attach to the assets of the Company or any subsidiary.

3.18 Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves required under GAAP consistently applied for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

3.19 Change in Nature of Business. Unless approved by a majority of the Board of Directors, including the affirmative vote of the Series F Directors, the Company shall not make, or permit any subsidiary to make, any material change in the nature of its business as conducted on the date hereof.

3.20 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of any Investor or a prospective buyer of Preferred Stock or Conversion Stock from any Investor, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act (“Rule 144A Information”). The Company also shall, upon the written request of any Investor, cooperate with and assist such Investor or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Preferred Stock or Conversion Stock, as the case may be, for trading through the PORTAL Market. The Company’s obligations under this Section 3.20 shall at all times be contingent upon the relevant Investors, as the case may be, obtaining from the prospective buyer of Preferred Stock or Conversion Stock a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a Person who will assist such buyer in evaluating the purchase of any Preferred Stock or Conversion Stock.

ARTICLE IV

RIGHT OF FIRST OFFER

4.1. Right of First Offer. The Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of Preferred Stock, (iii) any option, warrant or other right to

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subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the “Offered Securities”), unless in each such case the Company shall have first complied with this Article IV. The Company shall deliver to each Investor a written notice of any proposed or intended issuance or sale of Offered Securities (an “Investor Offer”), which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold, (iii) identify the persons or entities to which the Offered Securities are to be issued or sold (collectively, the “Proposed Transferee”) and (iv) offer to issue and sell to such Investor (A) a pro rata portion of the Offered Securities (the “Investor Offered Securities”), determined by dividing the aggregate number of shares of Common Stock then held by such Investor (giving effect to the conversion of all shares of Preferred Stock then held by such Investor) by the total number of shares of Common Stock issued and outstanding at such time (giving effect to the conversion of all outstanding shares of Preferred Stock then held by all Investors) (the “Basic Amount”), and (B) any additional portion of the Investor Offered Securities as such Investor shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amount (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in the Investor Offer, which Investor Offer by its terms shall remain open and irrevocable for a period of twenty (20) days from the date of receipt of the Investor Offer by the Investors.

4.2. Notice of Acceptance. To accept an Investor Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of a 20-day period following receipt of the Investor Offer setting forth the portion of the Investor’s Basic Amount that such Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts available for purchase, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

4.3. Conditions to Acceptances and Purchase.

(a) Permitted Sales of Refused Securities. The Company shall have 90 days from the expiration of the period set forth in Section 4.2 above to issue or sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), but only to the Proposed Transferee and only for cash and otherwise in all respects upon terms and conditions that are substantially the same, and in no event more

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advantageous to the Proposed Transferee in any material way, as the terms and conditions set forth in the Investor Offer.

(b) Reduction in Amount of Offered Securities. In the event the Company proposes to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.3(a)), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Investor Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Investor Offered Securities that the Investor elected to purchase pursuant to Section 4.2 above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to sell (including Offered Securities to be issued or sold to Investors pursuant to Section 4.2 above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Investor so elects to reduce the number or amount of Investor Offered Securities specified in its Notice of Acceptance, the Company may not issue or sell or exchange more than the reduced number of securities unless and until such securities have again been offered to the Investors in accordance with Section 4.1 above.

(c) Closing. Upon the closing of the issuance or sale of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Investor Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.3(b) above if the Investors have so elected (and subject to rounding in the discretion of the Company to avoid the issuance of fractional shares), upon the terms and conditions specified in the Investor Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.

4.4. Further Sale. Any Offered Securities not acquired by the Investors or other persons in accordance with Section 4.3(a) may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

4.5. Termination of Right of First Offer. The rights of the Investors under this Article IV shall terminate immediately prior to, but subject to, (i) the consummation of an Initial Public Offering or (ii) the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary; provided, however, that the rights of the Investors pursuant to this Article IV may be waived as to all of such Investors by the affirmative vote or written consent of (i) the holders of at least a majority of the then outstanding shares of Restricted Stock and (ii) the holders of at least a majority of the then outstanding shares of Senior Restricted Stock, and any such waiver shall be binding on all Investors, even if any of such Investors do not execute such waiver and irrespective of whether one or more Investors participates in the purchase of the Offered Securities.

Third Amended and Restated Investor Rights Agreement — Page 24

4.6. Exception. The rights of the Investors under this Article IV shall not apply to securities issued (A) upon conversion of any of the Preferred Stock into Common Stock; (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock; (C) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are listed in Schedule 4.15 to the Purchase Agreement as being outstanding on the date hereof; (D) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity; (E) pursuant to an Initial Public Offering or any subsequent firm commitment underwritten public offering of the Company’s equity securities; (F) any Reserved Employee Shares (as defined in the Charter); (G) to financial institutions and leasing companies in connection with borrowing or lease financing arrangements of the Company, or to landlords or service companies, provided, however, that such issuances are approved by a majority of the Board of Directors, which majority shall include the Series F Directors; (H) to a non-financial corporation in connection with a strategic alliance, joint venture, distribution arrangement, development arrangement or similar arrangement, provided, however, that such strategic alliance, joint venture, distribution arrangement, development arrangement or similar arrangement is approved by a majority of the Board of Directors, which majority shall include the Series F Directors; (I) shares of Series F Preferred Stock issued (1) in payment of any accruing dividends pursuant to the Company’s Second Amended and Restated Certificate of Incorporation or (2) at the Company’s option pursuant to Section 6.13(e) of the Amended and Restated Securities Purchase Agreement, dated as of September 24, 2003, between the Company and the Purchasers named therein, together with all shares of Common Stock issued or issuable upon conversion thereof; (J) shares of Series G Preferred Stock issued at the Company’s option pursuant to Section 6.13(e) of the Purchase Agreement, together with all shares of Common Stock issued or issuable upon conversion thereof; and (K) upon the exercise of any right which was not itself in violation of the terms of this Article IV.

ARTICLE V

MISCELLANEOUS

5.1. Termination. (a) Registration Rights. The right of any holder of Restricted Stock or Founder Restricted Stock, as applicable, to request registration pursuant to Section 2.3, 2.4 or 2.5 shall terminate with respect to such holder of Restricted Stock or Founder Restricted Stock, as applicable, immediately, on the earlier of (i) such time as all Restricted Stock or Founder Restricted Stock, as applicable, may immediately be sold under Rule 144(k) of the Securities Act, and (ii) the seventh anniversary of the closing of the Initial Public Offering.

(b) Covenants. Each of the covenants set forth in Article III of this Agreement shall terminate and be of no further force or effect as to each of the Investors when such Investor owns less than 5% of the Preferred Stock (or the Conversion Stock, if the Preferred Stock have been converted) originally acquired by such Investor from the Company (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Preferred Stock (or the Conversion Stock, if the Preferred Stock have been converted)).

Third Amended and Restated Investor Rights Agreement — Page 25

5.2 Merger. This Agreement, the Purchase Agreement and the Stockholders Agreement, together with all exhibits and schedules to the various agreements, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and, subject to the terms and conditions herein, supersede all prior and contemporaneous agreements and understandings, whether oral or written, of any of the parties hereto with respect thereto.

5.3 Counterparts. This Agreement may be executed by facsimile and in more than one counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument.

5.4 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

5.5 Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

5.6 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each of the parties hereto shall be entitled to specific performance of the agreements and obligations hereunder of the Company and the other parties hereto and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

5.7 Notices. All notices to be given or otherwise made to any part to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, by express overnight courier service if sent domestically, by generally recognized second day international courier service if sent internationally, by electronic mail, by facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth in the Stockholders Agreement or at such other address as may hereafter be designated in writing to the Company by the addressee. All notices shall be considered to be delivered (i) five (5) days after dispatch in the event of first class or registered mail, (ii) on the next succeeding business day in the event of electronic mail, facsimile transmission (with confirmation of receipt) or overnight domestic courier service and (iii) two (2) business days after timely deposit with a generally recognized second day international courier service.

5.8 Entire Agreement; Amendment and Waiver. This Agreement contains the sole and entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations, commitments, agreements and understandings heretofore had among any of them with respect thereto, including without limitation the Prior Investor Rights Agreement. By

Third Amended and Restated Investor Rights Agreement — Page 26

execution of this Agreement by the requisite parties necessary to amend and restate the Prior Investor Rights Agreement, the terms and conditions of the Prior Investor Rights Agreement shall be amended and restated as set forth in this Agreement and the Prior Investor Rights Agreement shall thereafter be terminated and be of no further force or effect. Any provision of this Agreement may be amended, modified, waived (either generally or in a particular instance and either retroactively or prospectively) or terminated only with the prior written consent of (i) the Company, (ii) the holders of at least a majority of the then outstanding shares of Preferred Stock calculated on an as-converted basis and (iii) the holders of at least a majority of the then outstanding shares of Series F Preferred Stock and Series G Preferred Stock voting together as a single class on an as-converted basis. Any amendment, modification, waiver or termination effected in accordance with this Section 5.8 shall be binding upon each party hereto and any transferee hereunder, provided that any amendment, modification or waiver of Section 2.4 that adversely affects the rights and obligations of the holders of Founder Restricted Stock in a manner differently than the rights and obligations of the holders of Restricted Stock shall also require the approval of Common Stockholders holding a majority of the then issued and outstanding shares of Founder Restricted Stock held by such Common Stockholders and provided further that any amendment, modification or waiver that adversely affects the rights and obligations of Existing Investors in a manner differently than other Investors that have the same rights and obligations as such Existing Investors shall further require the written consent of the holders of a majority of the then outstanding shares of Existing Preferred Stock calculated on an as-converted basis.

5.9 Assignment; Binding Effect. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Stock), whether so expressed or not; provided, however, that registration rights conferred herein on the holders of Restricted Stock shall be subject to Section 2.11 hereof.

5.10 Additional Parties. Each Person who after the date hereof acquires shares of Series G Preferred Stock pursuant to the Purchase Agreement shall become a party to this Agreement by executing and delivering to the Company an omnibus signature page in the form attached to the Purchase Agreement as Exhibit 1.02, and such additional party shall thereafter be added to Exhibit B hereto and be deemed a Series G Investor for all purposes of this Agreement without the requirement of consent of the other parties hereto.

5.11 Confidential Information. Each Investor and Common Stockholder acknowledges that the information received by such Investor or Common Stockholder pursuant hereto (including without limitation under Section 3.1 hereof with respect to each Investor) or pursuant to the Financing Documents is confidential and for such Investor’s or Common Stockholder’s use only and such Investor or Common Stockholder will not reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information), except in connection with the exercise of rights under the Financing Documents. The obligation of confidentiality set forth in this Section 5.11 shall not apply to information which the Investor demonstrates is (i) generally known on a non-confidential basis (without fault of an Investor) to companies in the Company’s line of business;

Third Amended and Restated Investor Rights Agreement — Page 27

(ii) lawfully obtained by an Investor without restriction on disclosure; (iii) known to an Investor prior to receipt from the Company without restriction on disclosure; or (iv) independently developed by an Investor without use of information provided by the Company. Notwithstanding anything herein to the contrary, each party to this Agreement (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Third Amended and Restated Investor Rights Agreement — Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Investor Rights Agreement to be executed as of the date first above written.

COLEY PHARMACEUTICAL GROUP, INC.

By:
Name: Robert L. Bratzler
Title: President and Chief Executive Officer

EXHIBIT A

List of Existing Investors

Adam & Company International Nominees Limited

P.O. Box 402

St. Andrews House Le Bordage

St. Peter Port

C.1. GY1 3GB

Guernsey

Alafi Capital Company

Attn: Christopher D. Alafi

8 Admiral Drive, Suite 324

Emeryville, CA 94608

Audette, Susan Coley

243 Bent Street

Unit 7

Cambridge, MA 02141

Barberich, Timothy J.

c/o Sepracor Inc.

84 Waterford Drive

Marlborough MA 01752

Bayview 2000, LP

175 Federal Street, 10th Floor

Boston, MA 02110

Bernstein, Bruce T.

345 West 13th Street, Apt. 6A

New York, NY 10014

Bio World Venture Capital Corp.

c/o Cheng Xin Technology Development Corp.

Attn: Adeline Wong, Jerome Shen or Michael Huang”

No. 143, Sec. 2

Min-Sheng East Road, 5th Floor

Taipei 104, Taiwan, R.O.C.

Bornikoel, Friedrich

c/o TVM Management Corporation

101 Arch Street, Suite 1950

Boston, MA 02110

Caspritz, Gert

c/o TVM Management Corporation

101 Arch Street, Suite 1950

Boston, MA 02110

CBG Commerzbank Beteiligungsgesellschaft

c/o Dr. Christoph Matz

Building 2/ Trading Center

Mainzer Landstrabe 153

Frankfurt am Main D-60327

Germany

Claussen, Carsten P.

Im Park 11

40667 Meerbusch

Germany

Coley, Christopher M.

c/o Harvard University of Health Services

Holyoke Square

Cambridge, MA 02141

Coley, Dr. Geoffrey M. and Kathleen Coley, JTWROS

16 Charter Oak Place

Hartford, CT 06106

Coley, Geoffrey O.

1009 Park Avenue, Apt. 14 A/B

New York, NY 10028

Coley, Peter

243 Bent Street, Unit 4

Cambridge, MA 02141

Colpan, Metin

Uhlandstr. 5

Essen 45219

Germany

Deutsche Vernogensbildungsgesellschaft GmbH

c/o Deutsche Asset Management

Investmentgesellschaft

c/o Carl Daniel Berthold

Gruneburgweg 113-115

Frankfurt AM Main 60323

Germany

DiBello, John J.

c/o TVM Management Corporation

101 Arch Street, Suite 1950

Boston, MA 02110

Dosch, Volker

Akazienweg 11

Neu-Isenburg 63263

Germany

DWS Investment GmbH

Attn: Thomas Gerhardt, Managing Director

Gruneburgweg 113-115

Frankfurt AM Main 60323

Germany

Eckerson, John

c/o Citigroup

388 Greenwich Street, 7th Floor

New York, NY 10013

Eckert, Jon N.

254 East 68th Street, Apt. 25D

New York, NY 10021

Equity Bridge Finanz GmbH

Attn: Monika Hesse

WestLB Ag

Equity Investments

Venture Capital & Private Equity Mittelstand

Herzogstrabe 15

Dusseldorf D-40217

Germany

Fahey, Sean

25 East 9th Street, Apt. 11A

New York, NY 10003

FAT Venture Capital Co., Ltd.

Attn: Kevin Hsiao

10F, 6, Tun Hwa N. Road

Taipei 105, Taiwan, R.O.C.

First Bio Venture Capital Corp.

c/o Cheng Xin Technology Development Corp.

Attn: Adeline Wong, Jerome Shen or Michael Huang

No. 143, Sec. 2

Min-Sheng East Road, 5th Floor

Taipei 104, Taiwan, R.O.C.

Flossbach & von Storch VM AG

Attn: Kurt von Storch or Dr. Bert Flossbach

Im Mediapark 8

Koeln 50670

Germany

Gaito, Michael

95 Horatio Street, Apt. 4C

New York, NY 10014

GLS LP Investment I Limited

Attn: L.S. McNairn, Director

TrafalgarCourt

Les Banques

St. Peter Port, Guernsey

Channel Islands GY1 3QL

Gordon, Campbell

8 Gerald Road

London SW1W 9EQ

United Kingdom

Graham, Sandra Krieg

5911 Treelodge Drive

Colorado Spings, CO 80918

Henco, Karsten

Tiefenberg 27

40629 Düsseldorf

Germany

Higgins, James P.

c/o Citigroup

388 Greenwich Street

7th Floor

New York, NY 10013

Hirshberg, James M.

62 Prince Street

West Newton, MA 02465

Hornef, Heinrich

Kopernikusstrasse 3

D69469 Weinheim

Germany

Hornnaess, Erik

Hoffsjef Lovenskioldsvei 60B

0382 Oslo

Norway

Jain, Vivek

c/o JP Morgan

270 Park Avenue

New York, NY 10169

K.B. (C.I.) Nominees Ltd.

Attn: Michael Horman, Kleinwort Benson (Channel

Islands) Limited

P.O. Box 76

Wests Centre

St. Helier, Jersey

Channel Islands JE4 8PQ

Kaldemorgen, Klaus

Saarstrasse 4

Russelheim 65428

Germany

Karobath, Manfred

14 Stafford Court

Kensington High Street

London W8 7DJ

United Kingdom

KB Lux Venture Capital Fund-Biotechnology

Attn: Patrick Vander-Eecken

Kredietrust Luxembourg

Soc.Anonyme 11, Rue Aldringen

Luxembourg RC B65896

Luxembourg

Kline, Irwin K.

1025 Canterbury Lane

Villanova, PA 19085

Kornbrust, Douglas J.

7245 Lingfield Drive

Reno, NV 89502

Kraft, Andreas

Wartburgstrasse 8

Frankfurt AM Main 65929

Germany

Krieg, Arthur F.

237 Lamp Post Lane

Hershey, PA 17033-1881

Krieg, Edwin H. Jr.

108 Normandy Road

Oak Ridge, TN 37830-8121

Krieg, Eric

1408 Dillon Road

Maple Glen, PA 19002

Krieg, Margaret L. Y.

108 Normandy Road

Oak Ridge, TN 37830-8121

Levy Family Revocable Trust

966 Mears Court

Stanford, CA 94305

Mackenrodt, Jochen

31 Gabriel Son Seidlstrasse

D-82031 Grünwald

Germany

Maheras, Thomas

24 Grammercy Park South, Apt. 5/6

New York, NY 10063

Martini, Klaus

Taunus Str. 141 A

Oberursel 61440

Germany

McFadden, Gerald

101 W. 79th Street, #2D

New York, NY 10024

Mintz Levin Investments, L.L.C.

c/o Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,

P.C.

Attn: Stephen Veazey

One Financial Center

39th Floor

Boston, MA 02111

Mulligan Bio Capital AG

Attn: H.H. Munchmeyer

Stubbenhuk 7

20459 Hamburg

Germany

NIB Capital Private Equity N.V. (formerly Alpinvest

Holding N.V.)

Attn: Otello Stampacchia and Harrold van Barlingen

P.O. Box 75304

1070 AH Amsterdam

The Netherlands

Novack Associates L.P. III

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Novack, Emily K.

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Novack, Jeffrey N. Novack 1996 Irrevocable Trust

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Novack, Kenneth J.

81 Beacon Street

Boston, MA 02108

Novack, Sara E.

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Oetker, Roland

Bockumerstr. 121

40489 Düsseldorf

Germany

Pichler, David

c/o Citigroup

388 Greenwich Street, 7th Floor

New York, NY 10013

Pontin, Madeline Gunilla Pontin 1997 Irrevocable Trust

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

QIAGEN N.V.

Attn: Peer Schatz

Max-Volmer StraBe 4

Hilden 40724

Germany

Quinby, Claudia V.

1140 Fifth Avenue, #12C

New York, NY 10128

Riano, Brian

c/o Citigroup

388 Greenwich Street, 7th Floor

New York, NY 10013

Riesner, Detlev

Sonsbeckerstrasse 19

D-40547 Düsseldorf

Germany

Riesner, Rene

in Der Hardt 16

51503 Rosrath

Germany

Rosendahl, Udo

Wasserweg 28

60594 Frankfurt

Germany

Sakura, J. David

72 Chester Street

Arlington, MA 02426

Sandbaum Investments LLC

Attn: Anthony Sandler, Administrator

515 Auburn HillsDrive

Coralville, IA 52241

Schatz, Peer

c/o Qiagen GmbH

Max-Volmer StraBe 4

Hilden 40724

Germany

Schorr, Joachim

c/o Qiagen GmbH

Max-Volmer StraBe 4

Hilden 40724

Germany

Schühsler, Helmut

TVM Medical Ventures GmbH & Co. KG

Maximillianstr. 35

Eingang C

München 80539

Germany

Schulte, Heinrich M.

Elbchaussee 460

Hamburg 22587

Germany

Schwartz, David

5915 St. Mary’s Road

Hillsborough, NC 27278

Shingleton, Bradford J.

c/o Ophthalmic Consultants of Boston, Inc.

50 Staniford Street

Boston, MA 02114

Shingleton, John D.

798 Pebblebrook Lane

East Lansing, MI 48823

Seibel, Bernd

c/o TVM Management Corporation

101 Arch Street, Suite 1950

Boston, MA 02110

Sistenich, Michael

Am Schafelbach 8

83229 Asman Im Chiemgal

Germany

Snow, Lucian A. & Elizabeth W. Snow

206 Good Hill Road

Weston, CT 06883

TCMC Corporation

Attn: David GP Allan

Suite 400, Building 11

5045 Orbitor Drive

Mississauga Ontario L4W 4Y4

Canada

The Ginko Foundation

c/o Ingeborg Behrenwaldt, Director

Germanen Str. 8

Hofheim D65719

Germany

Thomassen, David

25530 Dario Terrace

Hayward, CA 94541

Titan I Venture Capital Co., Ltd.

Attn: Kevin Hsiao

10F, 6, Tun Hwa N. Road

Taipei 105, Taiwan, R.O.C.

Titan II Venture Capital Co., Ltd.

Attn: Kevin Hsiao

10F, 6, Tun Hwa N. Road

Taipei 105, Taiwan, R.O.C.

TVM IV GmbH & Co. KG

c/o TVM Techno Venture Management

Attn: David Poltack

101 Arch Street, Suite 1950

Boston, MA 02110

TVM Medical Ventures GmbH & Co. KG

c/o TVM Techno Venture Management

Attn: David Poltack

101 Arch Street, Suite 1950

Boston, MA 02110

TVM Techno Venture Enterprises

c/o TVM Techno Venture Management

Attn: David Poltack

101 Arch Street, Suite 1950

Boston, MA 02110

TWP Coley Investors

Attn: Fredericka Drum

Thomas Weisel Partners

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Value Management and Research AG

c/o Erik Hohenstein, General Counsel

AM Kronberger Hang 5

Schwalback/Ts. D-65824

Germany

van de Winkel, Jan G. J.

Verlengde Slotlaan 80

3707 CK Zeist

The Netherlands

Wirtz, Franz

Atzenach 37

D-52223 Stolberg

Germany

Wirtz, Franz — VermogensVerw

Atzenach 37

D-52223 Stolberg

Germany

Wirtz, Hannemarie

Atzenach 37

D-52223 Stolberg

Germany

Wolf, Greenfield & Sacks Investment Trust, LLC

600 Atlantic Avenue

Boston, MA 02210

Wrigley, R. Gordon

Casa Vicosa 186

Carvoeiro Golfe SA

PT 8400 Carvoeiro L.G.A.

Algarve

Portugal

EXHIBIT B

List of Series F Investors

Bernstein, Bruce T.

345 West 13th Street, Apt. 6A

New York, NY 10014

Bio World Venture Capital Corp.

c/o Cheng Xin Technology Development Corp.

Attn: Adeline Wong, Jerome Shen or Michael Huang

5F, No. 143

Sec. 2, Min-Sheng East Road

Taipei, 104, Taiwan, R.O.C.

Bucher, Thomas

Philipp-Kremer Str. 37

65779 Kelkheim

Germany

Claussen, Carsten P.

Im Park 11

40667 Meerbusch

Germany

Coley, Geoffrey O.

1009 Park Avenue, Apt. 14 A/B

New York, NY 10028

Davis, Heather L.

c/o Coley Pharmaceutical Canada

340 Terry Fox Drive, Suite 200

Ottawa (Kanata)

ON K2K 3A2

Canada

FAT Venture Capital Co., Ltd.

Attn: Kevin Hsiao

10F, 6, Tun Hwa N. Rd.

Taipei, Taiwan, R.O.C.

First Bio Venture Capital Corp.

c/o Cheng Xin Technology Development Corp.

Attn: Adeline Wong, Jerome Shen or Michael Huang

5F, No. 143

Sec. 2, Min-Sheng East Road

Taipei, 104, Taiwan, R.O.C.

Flossbach & von Storch VM AG

Attn: Kurt von Storch/Dr. Bert Flossbach

Im Mediapark 8

50670 Koelin

Germany

Gaito, Michael

95 Horatio Street, Apt. 4C

New York, NY 10014

General Electric Capital Corporation

GE Capital Funding

Life Science & Technology Finance

Attn: Portfolio Manager

401 Merritt Seven, Suite 23

Norwalk, CT 06851

The Global Life Science Ventures Fund II L.P.

Attn: Alison Mauger, Director/Connie A.E. Helyar,

Director

Alexander House

13-15 Victoria Road

St. Peter Port, Guernsey

Channel Islands, GY1 3ZD

GLS LP Investment I Limited

Attn: L.S. McNairn, Director

TrafalgarCourt

Les Banques

St. Peter Port, Guernsey

Channel Islands GY1 3QL

The Global Life Science Ventures Fonds II GmbH &

Co. KG

Attn: Hanns-Peter Wiese, Managing Director

Von-der-Tann Str. 3

80539 München

Germany

Graham, Sandra Krieg

5911 Treelodge Drive

Colorado Spings, CO 80918

Henco, Karsten

Tiefenberg 27

40629 Düsseldorf

Germany

Hibben, Edward K.

426 Strawberry Hill Road

Concord, MA 01742

Higgins, James P.

c/o Citigroup

388 Greenwich Street

7th Floor

New York, NY 10013

Hirshberg, James M.

62 Prince Street

West Newton, MA 02465

Hornef, Heinrich

Kopernikusstrasse 3

D69469 Weinheim

Germany

Hornnaess, Dr. Erik

Hoffsjef Lovenskioldsvei 60B

0382 Oslo

Norway

K.B. (C.I.) Nominees Ltd.

Attn: Michael Horman, Kleinwort Benson (Channel

Islands) Limited

P.O. Box 76

Wests Centre

St. Helier, Jersey

Channel Islands JE4 8PQ

Karobath, Manfred

14 Stafford Court

Kensington High Street

London W8 7DJ

United Kingdom

Kline, Irwin K.

1025 Canterbury Lane

Villanova, PA 19085

Kornbrust, Douglas J.

7245 Lingfield Drive

Reno, NV 89502

Krieg, Arthur F.

237 Lamp Post Lane

Hershey, PA 17033-1881

Krieg, Edwin H. Jr.

108 Normandy Road

Oak Ridge, TN 37830-8121

Krieg, Eric

1408 Dillon Road

Maple Glen, PA 19002

Krieg, Margaret L. Y.

108 Normandy Road

Oak Ridge, TN 37830-8121

Mackenrodt, Jochen

31 Gabriel Son Seidlstrasse

D-82031 Grünwald

Germany

Martini, Klaus

Taunus Str. 141 A

Oberursel 61440

Germany

Mintz Levin/CpG Investments L.L.C.

c/o Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,

P.C.

Attn: Stephen Veazey

One Financial Center

39th Floor

Boston, MA 02111

Mulligan Beteiligungs GmbH

Attn: H.H. Munchmeyer

Stubbenhuk 7

20459 Hamburg

Germany

NIB Capital Private Equity N.V.

Attn: Otello Stampacchia and Harrold van Barlingen

P.O. Box 75304

1070 AH Amsterdam

The Netherlands

Noll, Bernard

c/o Coley Pharmaceutical GmbH

Elisabeth-Selbert Strasse 9

Langenfield D-40764

Germany

Novack, Emily K.

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Novack, Jeffrey N. Novack 1996 Irrevocable Trust

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Novack, Kenneth J.

81 Beacon Street

Boston, MA 02108

Novack, Sara E.

c/o RINET Company, LLC

Attn: Patrick Maraghy, Executive Vice President

10 Post Office Square

Boston, MA 02109

Oetker, Roland

Bockumerstr. 121

40489 Düsseldorf

Germany

Riesner, Detlev

Sonsbeckerstrasse 19

D-40547 Düsseldorf

Germany

Riesner, Rene

in Der Hardt 16

51503 Rosrath

Germany

Rosendahl, Udo

Wasserweg 28

60594 Frankfurt

Germany

Sakura, J. David

72 Chester Street

Arlington, MA 02426

Sandbaum Investments LLC

Attn: Anthony Sandler, Administrator

515 Auburn HillsDrive

Coralville, IA 52241

Schulte, Heinrich M.

Elbchaussee 460

Hamburg 22587

Germany

Schwartz, David

5915 St. Mary’s Road

Hillsborough, NC 27278

Shingleton, Bradford J.

c/o Ophthalmic Consultants of Boston, Inc.

50 Staniford Street

Boston, MA 02114

Sistenich, Michael

Am Schafelbach 8

83229 Asman Im Chiemgal

Germany

Thomas, McNerney & Partners, L.P.

Attn: James E. Thomas/Alex Zisson

375 Park Avenue

Suite 2001

New York, NY 10152

Titan I Venture Capital Co., Ltd.

Attn: Kevin Hsiao

10F, 6, Tun Hwa N. Rd.

Taipei, Taiwan, R.O.C.

Titan II Venture Capital Co., Ltd.

Attn: Kevin Hsiao

10F, 6, Tun Hwa N. Rd.

Taipei, Taiwan, R.O.C.

TMP Associates, L.P.

Attn: James E. Thomas/Alex Zisson

375 Park Avenue

Suite 2001

New York, NY 10152

TMP Nominee, LLC

Attn: James E. Thomas/Alex Zisson

375 Park Avenue

Suite 2001

New York, NY 10152

TVM IV GmbH & Co. KG

c/o TVM Techno Venture Management

Attn: David Poltack

101 Arch Street, Suite 1950

Boston, MA 02110

TVM V Life Science Ventures GmbH & Co. KG

c/o TVM Techno Venture Management

Attn: David Poltack

101 Arch Street, Suite 1950

Boston, MA 02110

TWP Coley Investors II

c/o Fredericka Drum

One Montgomery Street, Suite 3700

San Francisco, CA 94104

van de Winkel, Jan G. J.

Verlengde Slotlaan 80

3707 CK Zeist

The Netherlands

Venrock Associates

Attn: Anthony B. Evnin/John Choi

30 Rockefeller Plaza, Room 5508

New York, NY 10112

Venrock Associates III, L.P.

Attn: Anthony B. Evnin/John Choi

30 Rockefeller Plaza, Room 5508

New York, NY 10112

Venrock Entrepreneurs Fund III, L.P.

Attn: Anthony B. Evnin/John Choi

30 Rockefeller Plaza, Room 5508

New York, NY 10112

Wagner, Hermann

Trogerstrabe 9

Institute of Medical Microbiology

Munich D-81675

Germany

Wirtz, Fran — VermögensVerw Ges.

Atzenach 37

D-52223 Stolberg

Germany

Wirtz, Franz

Atzenach 37

D-52223 Stolberg

Germany

Wirtz, Hannemarie

Atzenach 37

D-52223 Stolberg

Germany

Wrigley, R. Gordon

Casa Vicosa 186

Carvoeiro Golfe SA

PT 8400 Carvoeiro L.G.A.

Algarve

Portugal

Charles E. Yon

19 Saddle Brook Road

Sherborn, MA 01770

EXHIBIT C

List of Series G Investors

Purchasers—Initial Closing

Alafi Capital Company, LLC

8 Admiral Drive

Suite 324

Emeryville, CA 94608

Bernstein, Bruce T.

345 West 13th Street, Apt. 6A

New York, NY 10014

Bio World Venture Capital Corp.

c/o Cheng Xin Technology

Development Corp.

Attn: Adeline Wong, Jerome Shen

or Michael Huang

5F, No. 143

Sec. 2, Min-Sheng East Road

Taipei, 104, Taiwan, R.O.C.

First Bio Venture Capital Corp.

c/o Cheng Xin Technology

Development Corp.

Attn: Adeline Wong, Jerome Shen

or Michael Huang

5F, No. 143

Sec. 2, Min-Sheng East Road

Taipei, 104, Taiwan, R.O.C.

Flossbach & von Storch VM AG

Attn: Kurt von Storch/Dr. Bert

Flossbach

Im Mediapark 8

50670 Koelin

Germany

Gaito, Michael

95 Horatio Street, Apt. 4C

New York, NY 10014

Henco, Karsten

Tiefenberg 27

40629 Düsseldorf

Germany

Hibben, Edward K.

110 Lanes End

Concord, MA 01742

Hirshberg, James M.

62 Prince Street

West Newton, MA 02465

Hornnaess, Dr. Erik

Hoffsjef Lovenskioldsvei 60B

0382 Oslo

Norway

Karobath, Manfred

14 Stafford Court

Kensington High Street

London W8 7DJ

United Kingdom

Kornbrust, Douglas J.

7245 Lingfield Drive

Reno, NV 89502

Krieg, Arthur F.

237 Lamp Post Lane

Hershey, PA 17033-1881

Krieg, Edwin H. Jr.

108 Normandy Road

Oak Ridge, TN 37830-8121

Krieg, Margaret L. Y.

108 Normandy Road

Oak Ridge, TN 37830-8121

Mintz Levin Investments LLC

c/o Mintz, Levin, Cohn, Ferris,

Glovsky and Popeo, P.C.

Attn: Stephen Veazey

One Financial Center

39th Floor

Boston, MA 02111

Mulligan BioCapital AG

Attn: H.H. Munchmeyer

Stubbenhuk 7

20459 Hamburg

Germany

NIBC Principal Instruments I N.V.

Attn: Harrold van Barlingen

P.O. Box 75304

1070 AH Amsterdam

The Netherlands

Noll, Bernhard

c/o Coley Pharmaceutical GmbH

Elisabeth-Selbert Strasse 9

Langenfield D-40764

Germany

Oetker, Roland

Bockumerstr. 121

40489 Düsseldorf

Germany

Sakura, J. David

72 Chester Street

Arlington, MA 02426

Schwartz, David

5915 St. Mary’s Road

Hillsborough, NC 27278

Shingleton, Bradford J.

c/o Ophthalmic Consultants of

Boston, Inc.

50 Staniford Street

Boston, MA 02114

John D. Shingleton

798 Pebblebrook Lane

East Lansing, MI 48823

van de Winkel, Jan G. J.

Verlengde Slotlaan 80

3707 CK Zeist

The Netherlands

Wagner, Hermann

Trogerstrabe 9

Institute of Medical Microbiology

Munich D-81675

Germany

Charles E. Yon

19 Saddle Brook Road

Sherborn, MA 01770

Bratzler, Robert

84 Barnes Hill Road

Concord, MA 01742

Davis, Heather L.

c/o Coley Pharmaceutical Canada

340 Terry Fox Drive, Suite 200

Ottawa (Kanata)

ONTARIO K2K 3A2

Canada

Krieg, Arthur M.

173 Winding River Rd.

Wellesley, MA 02482

The Global Life Science Ventures

Funds II GmbH & Co. KG

Attn: Hanns-Peter Wiese, Managing

Director

Von-der-Tann Str. 3

80539 München

Germany

GLS LP Investment I Limited

c/o Hanns-Peter Wiese

Von der Tann Strasse 3

Munich 80539

Germany

Riesner, Detlev

Sonsbeckerstrasse 19

D-40547 Düsseldorf

Germany

Riesner, René

in Der Hardt 16

51503 Rosrath

Germany

Thomas, McNerney & Partners, L.P.

Attn: James E. Thomas/Alex Zisson

375 Park Avenue

Suite 2001

New York, NY 10152

TMP Nominee, LLC

Attn: James E. Thomas/Alex Zisson

375 Park Avenue

Suite 2001

New York, NY 10152

TMP Associates, L.P.

Attn: James E. Thomas/Alex Zisson

375 Park Avenue

Suite 2001

New York, NY 10152

TVM V Life Science Ventures

GmbH & Co. KG

Attn: David Poltack

101 Arch Street

Suite 1950

Boston, MA 02110

TWP Coley Investors III

c/o Fredericka Drum

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Venrock Associates

Attn: Anthony B. Evnin/John Choi

30 Rockefeller Plaza, Room 5508

New York, NY 10112

Venrock Entrepreneurs Fund III,

L.P.

Attn: Anthony B. Evnin/John Choi

30 Rockefeller Plaza, Room 5508

New York, NY 10112

Venrock Associates III, L.P.

Attn: Anthony B. Evnin/John Choi

30 Rockefeller Plaza, Room 5508

New York, NY 10112

Wirtz, Franz A.

Atzenach 37

D-52223 Stolberg

Germany

Wirtz, Hannemarie

Atzenach 37

D-52223 Stolberg

Germany

Wirtz Vermogens Verw. Ges, Dr.

Franz A.

Atzenach 37

D-52223 Stolberg

Germany

Purchasers—Subsequent Closing

Claussen, Carsten P.

Im Park 11

40667 Meerbusch

Germany

Dr. Metin Colpan

c/o Qiagen GmbH

Max-Volmer-StraBe 4

Hilden, D-40724

Germany

Hornef, Heinrich

Kopernikusstrasse 3

D69469 Weinheim

Germany

Robert E. Cawthorn

36 South Road

Warwick, Bermuda WK02

Krieg, Eric

1408 Dillon Road

Maple Glen, PA 19002

Schulte, Heinrich M.

Elbchaussee 460

Hamburg 22587

Germany

The Global Life Science Ventures

Fund II L.P.

Attn: Alison Mauger, Director

Alexander House

13-15 Victoria Road

St. Peter Port, Guernsey

Channel Islands, GY1 3ZD

United Kingdom

EXHIBIT D

Counterpart Signature Page To

Coley Pharmaceutical Group, Inc.

Third Amended and Restated

Investor Rights Agreement

Pursuant to that certain Third Amended and Restated Investor Rights Agreement dated as of August 30, 2004, by and among Coley Pharmaceutical Group, Inc. (the “Company”) and the persons and entities listed on Exhibits A, B and C thereto (the “Agreement”), each person or entity that becomes a holder of Restricted Stock pursuant hereto shall, as a condition to acquiring such Restricted Stock (as defined in the Agreement), become a party to the Agreement by signing and delivering to the Company a counterpart signature page to the Agreement. The undersigned is, on the date hereof, acquiring shares of Restricted Stock, and hereby agrees to be a party to and be bound as an Investor under the Agreement and hereby authorizes this counterpart signature page to be attached to and made part of the Agreement as of the date hereof.

Dated:                             ,

Print Name of Person or Entity

By:
(signature)

Title (if applicable):

Address and Fax Number For Notices:

Fax:

EXHIBIT E

List of Common Stockholders

Bornikoel, Friedrich

Caspritz, Gert

Davis, Heather

DiBello, John J.

Krieg, Arthur M.

Schühsler, Helmut

Siebel, Bernd